                                                              [PIONEER LOGO]

       PIONEER
       INTEREST SHARES

      SEMIANNUAL REPORT 6/30/99

    TABLE OF CONTENTS

   -----------------------------------------------------------------------------

      Letter from the Chairman                                      1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               4
      Schedule of Investments                                       7
      Financial Statements                                         13
      Notes to Financial Statements                                17
      Report of Independent Public Accountants                     20
      Results of Shareowner Meeting                                21
      Trustees, Officers and Service Providers                     22
      Information on the Year 2000                                 23
      The Pioneer Family of Mutual Funds                           24

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 6/30/99

     DEAR SHAREOWNER,

   -----------------------------------------------------------------------------
     I am pleased to introduce this semiannual report for Pioneer Interest Shares, covering the six months ended June 30, 1999. On behalf of your investment team, I appreciate your confidence in the Fund and Pioneer.

     Interest rates rose throughout the first six months of 1999, as world economies stabilized and economic news in the United States remained positive, but no significant inflationary pressures surfaced. Daily speculation by the media and financial analysts on how long this environment will continue makes it easy for investors to forget that these conditions will not always exist and that there are risks inherent to investing.

     It is quite tempting to abandon a balanced investment plan when the stock market shows returns over 20%, as it has for the past four years. But longer term, returns of stocks measured by the Standard & Poor's 500 Index are closer to 11%. That is why experts recommend that investors hold a mix of stocks and bonds to suit their long-term objectives and achieve balance. If you think your investments may be out of balance, we encourage you to meet with your investment professional to discuss how your assets are allocated.

     Turning to other matters, for those of you who are interested in new Pioneer products, we are pleased to introduce Pioneer Strategic Income Fund. The Fund holds a diverse portfolio of bonds from around the globe, including the United States. To receive a prospectus for our newest fund -- which you should read carefully before you invest or send any money -- or if you have questions regarding Pioneer Interest Shares, please contact your investment professional. Or call Pioneer at 1-800-225-6292. You can also visit Pioneer's web site at www.pioneerfunds.com.

   Respectfully,

   /s/ John F. Cogan, Jr.
   John F. Cogan, Jr.
   Chairman and President
                                        1

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY 6/30/99

     PORTFOLIO QUALITY

   -----------------------------------------------------------------------------
    (As a percentage of total investment portfolio)

                                  [PIE CHART]

CCC                        1%
B                          11%
BB                         6%
BBB                        44%
A                          12%
Government & Agency        26%

     PORTFOLIO MATURITY

   -----------------------------------------------------------------------------
    (Effective life as a percentage of total investment portfolio)

                                  [PIE CHART]

20+ Years                  20%
10-20 Years                13%
7-10 Years                 11%
5-7 Years                  27%
2-5 Years                  22%
0-2 Years                  7%

     10 LARGEST HOLDINGS

   -----------------------------------------------------------------------------
    (As a percentage of debt holdings)

        1.  U.S. Treasury Bonds, 8.125%, 8/15/19                          8.77%
        2.  Government National Mortgage Association, 6.5%, 4/15/29       4.66
        3.  Hydro-Quebec, 9.75%, 1/15/18                                  4.60
        4.  Time Warner Inc., 9.15%, 2/1/23                               3.66
        5.  News America Holdings, Inc., 10.125%, 10/15/12                3.57
        6.  Georgia Pacific Corp., 9.875%, 11/1/21                        3.45
        7.  Ford Motor Credit Co., 9.14%, 12/30/14                        3.44
        8.  Continental Cablevision, Inc. 9.5%, 8/1/13                    3.01
        9.  USX Corp., 9.375%, 2/15/12                                    2.97
       10.  AMR Corp., 9.88%, 6/15/20                                     2.53

     Fund holdings will vary for other periods.
                                        2

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 6/30/99

    SHARE PRICES AND DISTRIBUTIONS

--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/99     12/31/98
                             $13.06     $13.62
       MARKET PRICE
         PER SHARE            6/30/99     12/31/98
                             $11.563    $13.563
  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/98 - 6/30/99)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.480           -              -

    INVESTMENT RETURNS

--------------------------------------------------------------------------------

    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Interest Shares, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.


Average Annual Ttotal Returns
(As of June 30, 1999)


 PERIOD      NET ASSET     MARKET
               VALUE       PRICE*
10 Years       8.01%        6.59%
5 Years        8.61         5.33
1 Year         2.45         -4.31

* When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

[Begin: Tabular Description of Mountain Chart]

Growth of $10,000

            PIONEER      LEHMAN
6/30/89     10,000      10,000
            10,672      10,710.9
6/30/91     11,592      11,805.5
            13,201      13,478
6/30/93     14,741      15,250
            14,297      15,027.3
6/30/95     16,197      16,945.1
            17,256      17,734
6/30/97     18,986      19,109
            21,090      21,264.8
6/30/99     21,571      21,607

   The Lehman Brothers Government/Corporate Bond Index is an unmanaged measure of the U.S. bond market. It contains Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.
                                        3

     PIONEER INTEREST SHARES
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/99

Pioneer Interest Shares closed the first half of its fiscal year on June 30, 1999. The following discussion with Kenneth J. Taubes, your Fund's portfolio manager, details the investment environment and the strategies that affected your Fund's performance. An investment professional for more than 14 years, Mr. Taubes - along with Sherman B. Russ - oversees the team responsible for the daily management of Pioneer Interest Shares.

Q.  WITH INTEREST RATES RISING DURING THE PERIOD, HOW DID THE FUND PERFORM?

A. Since Pioneer Interest Shares is a "closed-end" fund, the actual value of the securities it owns - its NAV - may be more or less than is reflected in the market price of Fund shares on any given trading day. As of June 30, the Fund's NAV was $13.06 per share. Because the market value of a share on June 30 was $11.563 per share, the Fund's shares were trading at an 11.49% "discount" compared to the value of the securities in its portfolio. On the same date, the Fund provided a dividend yield of 7.96%, based on market price.

    For the six months ended June 30, the Fund's total return stood at -0.42% at NAV and -11.46% at market price. This NAV return matched that of the Lehman Brothers Government/Corporate Bond Index. Total return assumes the reinvestment of all dividends. While we never like to see a negative return, we believe it was a reasonable result in light of the rising interest rate environment that affected most fixed-income investors over the past six months.

Q. THE INVESTMENT ENVIRONMENT SHIFTED SIGNIFICANTLY DURING THE PAST SIX MONTHS. WHY?

A. In the first half of 1999, investors faced a situation that had seemed unlikely only six months earlier - one where excessive U.S. economic growth could stimulate inflation and lead to future interest rate hikes. In the second half of 1998, the international financial crisis - and the potential slowing effect that it could have on the U.S. economy - dominated investors' concerns.

Q.  SO, OVERSEAS ECONOMIES DID NOT SLOW U.S. ECONOMIC GROWTH?

A. No, in fact international economies, especially Asia, recovered stronger and faster than many investors expected, and the U.S. economy remained robust in the first half of 1999. Labor and housing markets were strong, stock prices rose, and consumer spending and consumer confidence were high. Many investors believed these were solid indicators of the future duration and intensity of the U.S. economy - and that the economic vigor could continue.

     PIONEER INTEREST SHARES

    However, excessive economic growth often stimulates inflation and investors became concerned that the Federal Reserve would initiate a series of hikes in short-term interest rates to cool inflationary pressures. The Fed did, in fact, raise interest rates by 0.25 percentage points in June but also announced that, after the June increase, it had adjusted the bias to "neutral," suggesting that interest rates would remain steady for the near term. Reflecting the change in investor expectations during the first six months of 1999, long-term interest rates rose and bond prices fell. The yield of the benchmark 30-year U.S. Treasury stood at 5.09% on December 31, 1998 and ended the period at 5.97%.

Q.  WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A. We managed with an emphasis on current income but with an eye on total return. The market's changing course created attractive opportunities. By actively managing the Fund's asset allocation, we were able to take advantage of these situations by increasing yield and total return. During this period, that meant boosting the Fund's position in high yield bonds and, to a lesser degree, mortgage-backed securities. The yield advantage these sectors provided, relative to Treasurys, increased during 1998's "flight-to-quality."

    Typically, high-yield bonds underperform when economic conditions are uncertain and tend to outperform when the economy is strong. Solid economic growth generally helps high-yield issuers improve their credit rating. When the market stabilized and we believed there was a growing investor perception that economic growth would be sound, we added to high-yield holdings. Primarily, we focused on bonds rated "B." (Ratings apply to underlying securities, not Fund shares.) Generally, bonds rated below "BBB" are below investment grade, are considered speculative and are commonly referred to as "junk bonds." Each of these bonds is carefully analyzed by our research staff and we closely monitor issues once they are selected for the portfolio. The Fund's position in high-yield bonds helped its total return, since high-yield bonds outperformed their higher-quality counterparts. While the total return of Merrill Lynch's 10-year and 30-year U.S. Treasury Indexes declined by 1.98% and 8.45%, respectively, high-yield bonds produced a total return of 2.49% for the period. (Source: Merrill Lynch.)

     PIONEER INTEREST SHARES
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/99                     (CONTINUED)

Q.  WHAT IS YOUR OUTLOOK FOR BONDS OVER THE NEXT SIX MONTHS?

A. Overall, the U.S. bond market is attractive with relatively high yields in a low inflation environment. We believe there are many signs that the economy could begin to slow. For example, in anticipation of Year 2000 issues, many businesses increased capital spending early in 1999. This should slow in the latter part of the year. On the consumer side, the rise in rates should put a damper on housing and other interest rate-sensitive areas of the economy. If economic growth doesn't slow on its own, we think the Fed will help it along by increasing short-term interest rates, despite its declared "neutral" position.

    In this environment, we would continue to emphasize income and relative value. We are optimistic about the opportunities available in high-yield bonds, especially in light of our economic outlook. With their attractive yield advantages over Treasurys and potential for price appreciation, we believe high-yield bonds can again make a solid contribution to the Fund's total return.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 6/30/99

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                      VALUE
                           CORPORATE BONDS - 69.3%
                           BASIC MATERIALS - 17.3%
                           AGRICULTURAL PRODUCTS - 0.4%
$  350,000   B+/B2         Royster-Clark, Inc., 10.25%, 4/1/09 (144A)      $   346,500
                                                                           -----------
                           CHEMICALS - 0.4%
   350,000   BB/Ba3        Lyondell Chemical Co., 9.875%, 5/1/07 (144A)    $   358,750
                                                                           -----------
                           CHEMICALS (DIVERSIFIED) - 0.7%
   700,000   B+/B2         Huntsman ICI Chemicals, 10.125%, 7/1/09 (144A)  $   706,125
                                                                           -----------
                           CHEMICALS (SPECIALTY) - 2.3%
 2,000,000   BBB/Baa2      Hanna (M.A.) Co., 9.375%, 9/15/03               $ 2,155,640
                                                                           -----------
                           IRON & STEEL - 5.0%
 2,500,000   BBB-/Baa2     USX Corp., 9.375%, 2/15/12                      $ 2,820,175
 2,000,000   B/B2          Weirton Steel Corp., 11.375%, 7/1/04              1,960,000
                                                                           -----------
                                                                           $ 4,780,175
                                                                           -----------
                           METALS MINING - 0.5%
   500,000   B-/Caa1       AEI Resources, Inc., 11.5%, 12/15/06 (144A)     $   491,250
                                                                           -----------
                           PAPER & FOREST PRODUCTS - 8.0%
 2,000,000   BB+/Baa3      Boise Cascade Corp., 9.9%, 3/15/00              $ 2,038,920
 2,000,000   BBB/Baa2      Bowater, Inc., 9.375%, 12/15/21                   2,298,780
 3,000,000   BBB-/Baa2     Georgia Pacific Corp., 9.875%, 11/1/21            3,280,440
                                                                           -----------
                                                                           $ 7,618,140
                                                                           -----------
                           TOTAL BASIC MATERIALS                           $16,456,580
                                                                           -----------
                           CAPITAL GOODS - 3.0%
                           ENGINEERING & CONSTRUCTION - 2.0%
   250,000   B/B2          Metromedia Fiber Network, Inc., 10.0%,
                           11/15/08                                        $   256,875
 1,500,000   BBB-/Baa3     Southdown, Inc., 10.0%, 3/1/06                    1,646,490
                                                                           -----------
                                                                           $ 1,903,365
                                                                           -----------
                           WASTE MANAGEMENT - 1.0%
 1,000,000   BB/Ba3        Allied Waste NA, 7.625%, 1/1/06                 $   932,500
                                                                           -----------
                           TOTAL CAPITAL GOODS                             $ 2,835,865
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 6/30/99                             (CONTINUED)

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                      VALUE
                           COMMUNICATION SERVICES - 1.1%
                           CELLULAR/WIRELESS COMMUNICATIONS - 1.1%
$1,000,000   B/B3          NEXTLINK Communications, Inc., 10.75%, 6/1/09   $ 1,027,500
                                                                           -----------
                           TOTAL COMMUNICATION SERVICES                    $ 1,027,500
                                                                           -----------
                           CONSUMER CYCLICALS - 8.4%
                           PUBLISHING (NEWSPAPERS) - 3.6%
 3,000,000   BBB-/Baa3     News America Holdings, Inc., 10.125%, 10/15/12  $ 3,394,680
                                                                           -----------
                           RETAIL (DEPARTMENT STORES) - 1.6%
 1,500,000   BB+/Baa3      Saks, Inc., 7.25%, 12/1/04                      $ 1,499,490
                                                                           -----------
                           RETAIL (DISCOUNTERS) - 1.7%
 1,500,000   BBB-/Baa3     Shopko Stores, Inc., 9.25%, 3/15/22             $ 1,662,990
                                                                           -----------
                           SERVICES (COMMERCIAL & CONSUMER) - 0.8%
   750,000   BBB/Baa3      Laidlaw Inc., 7.65%, 5/15/06                    $   731,543
                                                                           -----------
                           TEXTILES (APPAREL) - 0.7%
   800,000   BBB-/Baa3     Levi Strauss & Co., 7.0%, 11/1/06 (144A)        $   714,144
                                                                           -----------
                           TOTAL CONSUMER CYCLICALS                        $ 8,002,847
                                                                           -----------
                           CONSUMER STAPLES - 11.2%
                           BROADCASTING (TELEVISION/RADIO/CABLE) - 8.6%
   600,000   B+/B2         Charter Communications Holdings LLC, 8.25%,
                           4/1/07 (144A)                                   $   571,500
 2,500,000   BBB/Baa3      Continental Cablevision, Inc., 9.5%, 8/1/13       2,858,625
 1,250,000   B/B2          EchoStar DBS Communications Corp., 9.25%,
                           2/1/06 (144A)                                     1,275,000
 3,000,000   BBB/Baa3      Time Warner Inc., 9.15%, 2/1/23                   3,473,820
                                                                           -----------
                                                                           $ 8,178,945
                                                                           -----------
                           ENTERTAINMENT - 0.3%
   250,000   B-/B3         Premier Parks, Inc., 9.75%, 6/15/07             $   252,500
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                      VALUE
                           FOODS - 2.3%
$  500,000   B/B3          Agrilink Foods, Inc., 11.875%, 11/1/08          $   516,250
 2,000,000   B-/B3         AmeriServe Food Distribution, Inc., 10.125%,
                           7/15/07                                           1,700,000
                                                                           -----------
                                                                           $ 2,216,250
                                                                           -----------
                           TOTAL CONSUMER STAPLES                          $10,647,695
                                                                           -----------
                           ENERGY - 3.8%
                           OIL (DOMESTIC INTEGRATED) - 2.2%
 2,000,000   A-/A3         Phillips Petroleum Co., 9.18%, 9/15/21          $ 2,116,100
                                                                           -----------
                           OIL & GAS (PRODUCTION/EXPLORATION) - 1.6%
 1,000,000   BB-/Ba2       Gulf Canada Resources, Ltd., 9.625%, 7/1/05     $ 1,033,070
   500,000   BB+/Ba1       Santa Fe Snyder Corp., 8.05%, 6/15/04               499,155
                                                                           -----------
                                                                           $ 1,532,225
                                                                           -----------
                           TOTAL ENERGY                                    $ 3,648,325
                                                                           -----------
                           FINANCIAL - 7.6%
                           BANKS (REGIONAL) - 0.7%
   750,000   BBB-/Ba2      Imperial Bank, 8.5%, 4/1/09                     $   724,455
                                                                           -----------
                           CONSUMER FINANCE - 5.0%
 1,000,000   BB+/Baa3      Capital One Financial Corp., 7.125%, 8/1/08     $   946,560
 3,000,000   A/A1          Ford Motor Credit Co., 9.14%, 12/30/14            3,268,890
   500,000   BB-/Ba3       RBF Finance Co., 11.0%, 3/15/06 (144A)              510,000
                                                                           -----------
                                                                           $ 4,725,450
                                                                           -----------
                           FINANCIAL (DIVERSIFIED) - 1.9%
 1,200,000   CCC+/Caa3     AMRESCO, Inc., 10.0%, 3/15/04                   $   930,000
 1,000,000   B/B3          Delta Financial Corp., 9.5%, 8/1/04                 860,000
                                                                           -----------
                                                                           $ 1,790,000
                                                                           -----------
                           TOTAL FINANCIAL                                 $ 7,239,905
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 6/30/99                             (CONTINUED)

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                      VALUE
                           HEALTHCARE - 2.3%
                           HEALTHCARE (DIVERSIFIED) - 0.3%
$  250,000   B+/B2         Biovail Corp., 10.875%, 11/15/05                $   260,000
                                                                           -----------
                           HEALTHCARE (HOSPITAL MANAGEMENT) - 1.0%
 1,000,000   BB-/Ba3       Tenet Healthcare Corp., 8.125%, 12/1/08         $   945,000
                                                                           -----------
                           HEALTHCARE (MEDICAL PRODUCTS/SUPPLIES) - 1.0%
 1,000,000   BBB-/Ba1      Beckman Instruments Inc., 7.05%, 6/1/26         $   950,520
                                                                           -----------
                           TOTAL HEALTHCARE                                $ 2,155,520
                                                                           -----------
                           TECHNOLOGY - 1.2%
                           COMPUTERS - 1.2%
 1,000,000   BB-/Ba3       Unisys Corp., 12.0%, 4/15/03                    $ 1,092,500
                                                                           -----------
                           TOTAL TECHNOLOGY                                $ 1,092,500
                                                                           -----------
                           TRANSPORTATION - 6.0%
                           AIRLINES - 3.8%
 2,000,000   BBB-/Baa2     AMR Corp., 9.88%, 6/15/20                       $ 2,404,960
   500,000   BB+/Baa3      United Air Lines Inc., 10.67%, 5/1/04               561,240
   515,000   BB+/Baa3      United Air Lines Inc., 10.25%, 7/15/21              616,512
                                                                           -----------
                                                                           $ 3,582,712
                                                                           -----------
                           RAILROADS - 2.2%
 2,000,000   BBB-/Baa2     Kansas City Southern Industries, Inc., 8.8%,
                           7/1/22                                          $ 2,091,020
                                                                           -----------
                           TOTAL TRANSPORTATION                            $ 5,673,732
                                                                           -----------
                           UTILITIES - 7.4%
                           ELECTRIC COMPANIES - 2.5%
   300,000   BB/Ba3        CMS Energy Corp., 7.5%, 1/15/09                 $   281,367
 2,000,000   A/A2          Virginia Electric and Power Co., 8.75%, 4/1/21    2,095,180
                                                                           -----------
                                                                           $ 2,376,547
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                      VALUE
                           NATURAL GAS - 4.9%
$2,000,000   BBB/Baa2      Coastal Corp., 9.625%, 5/15/12                  $ 2,395,920
 2,000,000   BBB+/Baa1     Colorado Interstate Gas Co., 10.0%, 6/15/05       2,287,240
                                                                           -----------
                                                                           $ 4,683,160
                                                                           -----------
                           TOTAL UTILITIES                                 $ 7,059,707
                                                                           -----------
                           TOTAL CORPORATE BONDS
                           (Cost $65,619,773)                              $65,840,176
                                                                           -----------
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 26.1%
   769,335                 Federal National Mortgage Association, 9.0%,
                           7/1/19                                          $   815,125
 4,158,572                 Government National Mortgage Association,
                           6.0%, 11/15/13 to 4/15/14                         4,020,674
 7,048,526                 Government National Mortgage Association,
                           6.5%, 10/15/28 to 4/15/29                         6,787,871
 1,896,413                 Government National Mortgage Association
                           REMIC, Series 1998-24A, 6.5%, 11/20/24            1,866,848
 6,900,000                 U.S. Treasury Bonds, 8.125%, 8/15/19              8,329,611
 1,750,000                 U.S. Treasury Notes, 5.25%, 5/15/04               1,719,375
 1,270,000                 U.S. Treasury Notes, 5.625%, 5/15/08              1,244,524
                                                                           -----------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $25,536,169)                              $24,784,028
                                                                           -----------
                           FOREIGN GOVERNMENT SPONSORED - 4.6%
 4,000,000   A+/A2         Hydro-Quebec, 9.75%, 1/15/18                    $ 4,371,560
                                                                           -----------
                           TOTAL FOREIGN GOVERNMENT SPONSORED
                           (Cost $4,345,000)                               $ 4,371,560
                                                                           -----------
                           TOTAL INVESTMENT IN SECURITIES - 100%
                           (Cost $95,500,942)(a)(b)                        $94,995,764
                                                                           ===========

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 1999, the value of these securities amounted to $4,973,269 or 5.1% of total net assets.

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 6/30/99                             (CONTINUED)

(a) At June 30, 1999, the net unrealized loss on investments based on cost for federal income tax purposes of $95,522,110 was as follows:

   Aggregate gross unrealized gain for all investments in
   which there is an excess of value over tax cost            $ 2,034,222
   Aggregate gross unrealized loss for all investments in
   which there is an excess of tax cost over value             (2,560,568)
                                                              -----------
   Net unrealized loss                                        $  (526,346)
                                                              ===========

(b) At December 31, 1998, the Fund had a capital loss carryforward of $8,561,628 which will expire between 1999 and 2004 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1999 were as follows:

                                                            PURCHASES        SALES
                                                           -----------    -----------
Long-term U.S. Government                                  $21,214,208    $16,372,929
Other Long-term Securities                                  10,054,973     14,129,878

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     BALANCE SHEET 6/30/99

  ASSETS:
     Investment in securities, at value (cost $95,500,942)        $ 94,995,764
     Interest receivable                                             1,950,543
     Other                                                                 625
                                                                  ------------
           Total assets                                           $ 96,946,932
                                                                  ------------
  LIABILITIES:
     Payable for investment securities purchased                  $    151,541
     Due to affiliates                                                  58,120
     Due to bank                                                       105,512
     Accrued expenses                                                   47,748
                                                                  ------------
           Total liabilities                                      $    362,921
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $104,826,715
     Accumulated undistributed net investment income                    15,177
     Accumulated net realized loss on investments                   (7,752,703)
     Net unrealized loss on investments                               (505,178)
                                                                  ------------
           Total net assets                                       $ 96,584,011
                                                                  ============
  NET ASSET VALUE PER SHARE:
  (50,000,000 shares authorized)
     7,395,027 fund shares outstanding                            $      13.06
                                                                  ============

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     STATEMENT OF OPERATIONS
     FOR THE SIX MONTHS ENDED 6/30/99

 INVESTMENT INCOME:
    Interest                                                                    $ 3,961,368
                                                                                 ----------
 EXPENSES:
    Management fees                                              $277,447
    Transfer agent fees                                            30,046
    Administrative fees                                            18,784
    Custodian fees                                                 14,135
    Professional fees                                              17,014
    Printing                                                        6,697
    Fees and expenses of nonaffiliated trustees                     9,594
    Miscellaneous                                                  27,058
                                                                 --------
          Total expenses                                                        $   400,775
          Less fees paid indirectly                                                    (922)
                                                                                 ----------
          Net expenses                                                          $   399,853
                                                                                 ----------
             Net investment income                                              $ 3,561,515
                                                                                 ----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                            $   808,925
    Change in net unrealized gain on investments                                 (4,981,785)
                                                                                 ----------
       Net loss on investments                                                  $(4,172,860)
                                                                                 ----------
       Net decrease in net assets resulting from operations                     $  (611,345)
                                                                                 ==========

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE SIX MONTHS ENDED 6/30/99 AND THE YEAR ENDED 12/31/98

                                                                SIX MONTHS
                                                                  ENDED        YEAR ENDED
                                                                 6/30/99        12/31/98
 FROM OPERATIONS:
 Net investment income                                         $  3,561,515   $  7,665,860
 Net realized gain on investments                                   808,925        149,030
 Change in net unrealized gain on investments                    (4,981,785)      (962,580)
                                                               ------------   ------------
    Net increase (decrease) in net assets resulting from
       operations                                              $   (611,345)  $  6,852,310
                                                               ------------   ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ($0.48 and $1.04 per share,
   respectively)                                               $ (3,546,338)  $ (7,673,126)
                                                               ------------   ------------
  Total distributions to shareholders                          $ (3,546,338)  $ (7,673,126)
                                                               ------------   ------------
 FROM FUND SHARE TRANSACTIONS:
 Reinvestment of distributions                                 $    174,562   $    196,104
                                                               ------------   ------------
    Net decrease in net assets                                 $ (3,983,121)  $   (624,712)
 NET ASSETS:
 Beginning of period                                            100,567,132    101,191,844
                                                               ------------   ------------
 End of period (including accumulated undistributed net
  investment income of $15,177 and $0, respectively)           $ 96,584,011   $100,567,132
                                                               ============   ============

                                       '99 SHARES   '99 AMOUNT   '98 SHARES   '98 AMOUNT
 Reinvestment of distributions           13,066      $174,562      15,106      $196,104
                                         ------      --------      ------      --------
    Net increase                         13,066      $174,562      15,106      $196,104
                                         ======      ========      ======      ========

   The accompanying notes are an integral part of these financial statements.

PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/99

                                                      SIX MONTHS
                                                        ENDED      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                       6/30/99      12/31/98     12/31/97     12/31/96     12/31/95     12/31/94
Net asset value, beginning of period                   $ 13.62      $  13.74     $  13.40     $ 13.67      $ 12.65      $ 14.29
                                                       -------      --------     --------     -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                 $  0.48      $   1.04     $   1.06     $  1.07      $  1.07      $  1.12
 Net realized and unrealized gain (loss) on
   investments                                           (0.56)        (0.12)        0.36       (0.29)        1.03        (1.63)
                                                       -------      --------     --------     -------      -------      -------
 Net increase (decrease) from investment operations    $ (0.08)     $   0.92     $   1.42     $  0.78      $  2.10      $ (0.51)
Distributions to shareholders:
 Net investment income                                   (0.48)        (1.04)       (1.07)      (1.05)       (1.08)       (1.13)
 In excess of net investment income                          -             -        (0.01)          -            -            -
                                                       -------      --------     --------     -------      -------      -------
Net increase (decrease) in net asset value             $ (0.56)     $  (0.12)    $   0.34     $ (0.27)     $  1.02      $ (1.64)
                                                       -------      --------     --------     -------      -------      -------
Net asset value, end of period                         $ 13.06      $  13.62     $  13.74     $ 13.40      $ 13.67      $ 12.65
                                                       =======      ========     ========     =======      =======      =======
Market value, end of period                            $11.563      $ 13.563     $ 14.000     $12.875      $13.500      $11.750
Total return*                                           (11.46)%        4.66%       17.83%       3.27%       24.77%       (7.54)%
Ratio of net expenses to average net assets               0.81%**+      0.80%+       0.87%+      0.99%+       0.98%+       1.03%
Ratio of net investment income to average net assets      7.23%**+      7.53%+       7.81%+      7.94%+       8.04%+       8.46%
Portfolio turnover rate                                     63%**         51%          27%         28%          49%          65%
Net assets, end of period (in thousands)               $96,584      $100,567     $101,192     $98,500      $99,989      $92,252
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                           0.81%**       0.80%        0.87%       0.98%        0.97%           -
   Net investment income                                  7.23%**       7.53%        7.81%       7.95%        8.05%           -

* Assumes initial investment at market value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at market value at the end of each period.
** Annualized.
+ Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     NOTES TO FINANCIAL STATEMENTS 6/30/99

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Interest Shares (the Fund), a Delaware business trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to provide interest income.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Market discount and premium is accreted or amortized daily on a straight-line basis. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     PIONEER INTEREST SHARES
     NOTES TO FINANCIAL STATEMENTS 6/30/99                       (CONTINUED)

       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    C. DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

       All shareholders of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of business of the New York Stock Exchange (Exchange) on the Dividend Valuation Date, is computed as follows: (a) If the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareholders from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareholders are recorded as of the Dividend Valuation Date.

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of The Pioneer Group, Inc. (PGI). Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

     PIONEER INTEREST SHARES

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At June 30, 1999, $53,632 was payable to PIM related to management fees, administrative and certain other services.

    3. TRANSFER AGENT

    Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, through a sub-transfer agency agreement with ChaseMellon Shareholder Services, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $4,488 in transfer agent fees payable to PSC at June 30, 1999.

    4. EXPENSE OFFSETS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1999, the Fund's expenses were reduced by $922 under such arrangements.

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
PIONEER INTEREST SHARES:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Interest Shares as of June 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Interest Shares as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 6, 1999

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     RESULTS OF SHAREOWNER MEETING

On June 22, 1999, Pioneer Interest Shares held a special meeting of shareowners. All proposals were passed by shareowner vote. Here are the detailed results of the votes.

PROPOSAL 1 -- TO ELECT TRUSTEES.

        NOMINEE           AFFIRMATIVE     WITHHELD
        -------           -----------     --------
Mary K. Bush             5,870,145.336   148,036.828
John F. Cogan, Jr.       5,880,473.144   137,709.019
Richard H. Egdahl, M.D.  5,880,474.144   137,708.019
Margaret B.W. Graham     5,883,335.439   134,846.725
John W. Kendrick         5,880,690.861   137,491.303
Marguerite A. Piret      5,884,135.439   134,046.725
David D. Tripple         5,884,366.497   133,815.667
Stephen K. West          5,884,660.803   133,521.361
John Winthrop            5,883,644.245   134,537.919

PROPOSAL 2 -- TO APPROVE AMENDMENTS TO THE FUND'S INVESTMENT OBJECTIVE.

   AFFIRMATIVE      AGAINST       ABSTAIN
   -----------      -------       -------
  4,064,475.884   174,381.427   108,162.852

PROPOSAL 3 -- TO SELECT ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS.

   AFFIRMATIVE     AGAINST      ABSTAIN
   -----------     -------      -------
  5,902,804.187    55,920.034   59,457.942

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
      Mary K. Bush                       President
      Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
      Margaret B.W. Graham               President
      John W. Kendrick                   Sherman B. Russ, Vice President
      Marguerite A. Piret                Eric W. Reckard, Treasurer
      David D. Tripple                   Joseph P. Barri, Secretary
      Stephen K. West
      John Winthrop

    INVESTMENT ADVISER
    Pioneer Investment Management, Inc.

    CUSTODIAN
    Brown Brothers Harriman & Co.

    INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP

    LEGAL COUNSEL
    Hale and Dorr LLP

    TRANSFER AGENT
    Pioneering Services Corporation

    SHAREOWNER SERVICES AND SUB-TRANSFER AGENT
    ChaseMellon Shareholder Services

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     INFORMATION ON THE YEAR 2000

Certain information technology experts currently predict the possibility of a widespread failure of computer systems and certain other equipment which will be triggered on or after certain dates - primarily January 1, 2000 - due to a system inability to process date-related information. This scenario, commonly known as the "Year 2000 Problem," could have an adverse impact on individuals and businesses, including mutual funds and financial organizations. Pioneer Investment Management, Inc. (PIM) is addressing the Year 2000 Problem with respect to its systems. In addition, other entities providing services to the Fund and shareowners are being asked to provide assurances that they have undertaken similar measures with respect to their systems and equipment. Although PIM is not expecting an adverse impact to it or its clients from the Year 2000 Problem, it cannot guarantee that its efforts or the efforts of its key vendors will be successful.

--------------------------------------------------------------------------------
  THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

GLOBAL/INTERNATIONAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust
Pioneer Strategic Income Fund

TAX-EXEMPT
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund

--------------------------------------------------------------------------------

                           THIS PAGE FOR YOUR NOTES.

      HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact ChaseMellon for assistance or information.

    YOU CAN CALL CHASEMELLON SHAREHOLDER SERVICES FOR:

    ACCOUNT INFORMATION                                    1-800-288-9541

    TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)           1-800-231-5469

    OR WRITE TO CHASEMELLON SHAREHOLDER SERVICES:

      FOR                                          WRITE TO
      General inquiries, lost dividend checks      P.O. Box 3315
                                                   South Hackensack, NJ
                                                   07606-1915
      Change of address, account consolidation     P.O. Box 3316
                                                   South Hackensack, NJ
                                                   07606-1916
      Lost stock certificates                      P.O. Box 3317
                                                   South Hackensack, NJ
                                                   07606-1917
      Stock transfer                               P.O. Box 3312
                                                   South Hackensack, NJ
                                                   07606-1912
      Dividend reinvestment plan (DRIP)            P.O. Box 3338
                                                   South Hackensack, NJ
                                                   07606-1938

      [PIONEER LOGO]     PIONEER INVESTMENT MANAGEMENT, INC.
                         60 STATE STREET                      0899-6840
                         BOSTON, MASSACHUSETTS 02109          (C) PIONEER FUNDS
                         www.pioneerfunds.com                 DISTRIBUTOR, INC.
                                                              [RECYCLE LOGO] PRINTED ON
                                                              RECYCLED PAPER